Exhibit 99.1

F.N.B. Corporation Investor Presentation KBW U.S. Regional Bank Conference in London Dated: June 14, 2013 Vincent J. Delie, Jr. Chief Executive Officer Vincent J. Calabrese, Jr. Chief Financial Officer

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements” relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B. Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission; (9) housing prices; (10) job market; (11) consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities; (13) transaction risks associated with the pending merger of PVF Capital Corp., and potential challenges regarding the completed merger with Annapolis Bancorp, Inc. and associated difficulties encountered in expanding into a new market; or (14) the effects of current, pending and future legislation, regulation and regulatory actions. F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation. To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the Corporation provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses. The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance. In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein and can be found at our website, www.fnbcorporation.com, under “Shareholder and Investor Relations” by clicking on “Non-GAAP Reconciliation.” The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers. While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP. The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. This information should be reviewed in conjunction with the Corporation’s financial results disclosed on April 23, 2013 and in its periodic filings with the Securities and Exchange Commission. Cautionary Statement Regarding Forward-Looking Information and Non-GAAP Financial Information 2

Additional Information About the Merger 3 ADDITIONAL INFORMATION ABOUT THE MERGER F.N.B. Corporation and PVF Capital Corp. will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger. SHAREHOLDERS OF PVF CAPITAL CORP. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and PVF Capital Corp. have filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents PVF Capital Corp. has filed with the SEC by contacting Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, OH 44139, telephone: (440) 248-7171. F.N.B. Corporation and PVF Capital Corp. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of PVF Capital Corp. in connection with the proposed merger. Information concerning such participants' ownership of PVF Capital Corp. common shares will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

4 F.N.B. Corporation Key Investment Considerations About F.N.B. Corporation Experienced Leadership Team Reposition and Reinvest Strategy Drives Growth Strong Operating Trends

Key Investment Considerations 5 F.N.B. Corporation Regional Financial Institution Total Pro-Forma Assets of $13.2 bn; Market Cap of $1.6 bn Banking Footprint Historically Concentrated in Pennsylvania Recent Expansion in Maryland, Ohio and West Virginia KEY INVESTMENT CONSIDERATIONS – Differentiating Factors Consistent Strategy Focused on Long-Term Perspective Achieved organic growth throughout the recent economic cycle, largely driven by growth in loans and low-cost deposits Consistent and high-quality operating results that outperform peers Continuous investments in People, Process, Products and Productivity Maintain lower-risk profile with significant investments in enterprise-wide risk management Strong culture focused on people, talent management, cross-sell and sophisticated product offerings Proven success achieving top market position in major markets and across footprint Proven ability to compete effectively against much larger peers Disciplined acquisition and expansion strategy focused on organic growth potential Long-term investment thesis centered on efficient capital management and generating shareholder value Attractive relative valuation with consistent and supported P/TBV, modest P/E and strong dividend yield

About F.N.B. Corporation 6 (1) Pro-forma for ANNB acquisition completed April 6, 2013, with assets of approximately $0.4 million, loans of $0.3 million, deposits of $0.4 million and 8 banking locations and pending acquisition of PVFC, expected to close October 2013 with assets of approximately $0.8 billion, loans of $0.6 billion, deposits of $0.6 billion and 16 banking locations; (2) SNL Financial, Pro-forma for PVFC, excludes custodian bank; (3) As of June 5, 2013 • Assets:$13.2 billion(1) • Loans:$9.1 billion(1) • Deposits:$11.0 billion(1) • Banking locations:270(1) • Consumer finance locations:71 Fourth Largest Pennsylvania-Based Bank • Attractive and expanding footprint: PA/OH/MD/WV: Banking locations span 53 counties and four states(1) • Leading market position(2) • #3 market share in the Pittsburgh MSA • #3 overall market share in Pennsylvania based on counties of operation • #5 overall market position for all counties of operation Positioned for Sustained Growth • Top quartile profitability performance • Deliver consistent, solid results • Industry-leading loan growth • Strong performance:3-year total shareholder return of 61%(3) Consistent, Strong Operating Results • Reposition and reinvest for sustained growth; maintain low-risk profile • Reposition and reinvest for growth •Maintain disciplined expense control • Expanding market share potential and growth opportunities •Maintain low-risk profile Operating Strategy

Years of Banking Experience Joined FNB Prior Experience President and CEO Vincent J. Delie, Jr. 26 2005 National City President, First National Bank John C. Williams, Jr. 42 2008 Huntington National City Mellon Bank Chief Financial Officer Vincent J. Calabrese, Jr. 25 2007 People’s United Chief Credit Officer Gary L. Guerrieri 27 2002 FNB Promistar Experienced Leadership Team 7 Experienced and respected executive management team

Reposition and Reinvest Strategy 8 Talent Management Geographic Segmentation Sales Management/Cross-Sell Product Development Branch Optimization Electronic Delivery Investment Utilize Acquisitions to Enhance Growth Opportunities Proven ability to attract talent Consistent, strong operating results Revenue growth Consistent organic loan growth High-quality growth led by C&I portfolio Attractive market position Expanded market share potential via entry and expansion in attractive markets Strong 3-year total shareholder return Strategic Focus Drives Long-Term Growth and Performance Actions Results

Reposition and Reinvest – Actions Drive Long-Term Performance

		2009	2010	2011	2012	1Q13
PEOPLE	**Talent Management** *Strengthened team through key hires; Continuous team development*	Attract, retain, develop best talent				
	Geographic Segmentation *Regional model*	Regional Realignment				Created 5th & 6th Regions
PROCESS	**Sales Management/Cross Sell** *Proprietary sales management system developed and implemented: Balanced scorecards, cross-functional alignment*	Consumer Banking Scorecards	Consumer Banking Refinement/Daily Monitoring			Continued Utilization
		Commercial Banking Sales Management		Expansion to additional lines of business		Private Banking, Insurance, Wealth Management
PRODUCT	**Product Development** *Deepened product set and niche areas allow FNB to successfully compete with larger banks and gain share*	Private Banking	Capital Markets	Online and mobile banking investment /implementation – Online banking enhancements, mobile banking and app		Online/mobile banking infrastructure complete with mobile remote deposit capture and online budgeting tools
		Asset Based Lending	Small Business Realignment			
		Treasury Management				
PRODUCTIVITY	**Branch Optimization** *Continuous evolution of branch network to optimize profitability and growth prospects*	De-Novo Expansion 9 Locations				Ongoing Evaluation
			Consolidate 2 Locations	Consolidate 6 Locations	Consolidate 37 Locations	
	Acquisitions *Opportunistically expand presence in attractive markets*			CB&T	Parkvale	ANNB Closed 4/13 PVFC 10/13

F.N.B. Corporation
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Strong Operating Trends Outperform Peers 10 The above represents full-year 2010, 2011, 2012 and/or quarterly results where noted. Refer to Supplemental Information for peer group listing. (1) Operating results, refer to Supplemental Information for details 17.46% 18.77% 16.32% 14.71% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1Q13 2012 2011 2010 ROTE(1) FNB Peer Group Median 59.8% 57.7% 59.7% 60.7% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 1Q13 2012 2011 2010 Efficiency Ratio FNB Peer Group Median 3.66% 3.66% 3.70% 3.80% 3.74% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% 1Q13 4Q12 3Q12 2Q12 1Q12 Net Interest Margin FNB Peer Group Median 0.21% 0.35% 0.58% 0.77% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1Q13 2012 2011 2010 Net Charge-Offs to Average Loans FNB Peer Group Median

Market Position Top Overall and MSA Market Position Regional Alignment Presence in Major Markets Significant Commercial Prospects Marcellus Shale Exposure 11

F.N.B. Corporation States of Operation 12 Map per SNL Financial F.N.B. Corporation Maryland F.N.B. Corporation Banking Locations: Pennsylvania, Maryland, Ohio, West Virginia Consumer Finance Locations: Pennsylvania, Kentucky, Ohio, Tennessee Pennsylvania Ohio Kentucky Tennessee West Virginia

FNB Banking Footprint - Regional Alignment 13 Source: SNL Financial, Pro-Forma for PVFC FNB’s model utilizes six regions, including three in top 30 MSA markets, with each having a regional headquarters housing cross-functional teams. Top 30 MSA Presence MSA Population Baltimore, MD 2.7 million #20 MSA Pittsburgh, PA 2.4 million #22 MSA Cleveland, OH 2.1 million #28 MSA Pittsburgh MSA Baltimore MSA ANNB Acquisition Completed April 2013 PVFC Acquisition Target Completion October 2013 FNB Central Region FNB Capital Region FNB Pittsburgh Region FNB Maryland Region FNB Cleveland Region Cleveland MSA FNB Northwest Region

Top Overall Market Position

FNB holds the #3 overall retail market position for Pennsylvania counties of operation and #5 position for all counties

FNB Pennsylvania Counties of Operation

Rank	Institution	Branch Count	Total Market Deposits ($ 000)	Total Market Share (%)
1	PNC Financial Services	307	51,112,184	34.1
2	Royal Bank of Scotland	209	9,814,813	6.5
3	F.N.B. Corporation	228	8,548,326	5.7
4	M&T Bank Corp.	130	6,703,099	4.5
5	Wells Fargo & Co.	65	4,776,100	3.2
6	First Commonwealth	101	3,957,651	2.6
7	Banco Santander	75	3,854,650	2.6
8	Dollar Bank	37	3,453,494	2.3
9	First Niagara Financial	73	3,147,291	2.1
10	Susquehanna Bancshares	80	3,123,468	2.1
	Total (1-138)	2,456	149,889,192	100.0

FNB All Counties of Operation

Rank	Institution	Branch Count	Total Market Deposits ($ 000)	Total Market Share (%)
1	PNC Financial Services	461	60,155,071	25.9
2	Royal Bank of Scotland	298	14,949,617	6.4
3	KeyCorp	100	11,129,246	4.8
4	Huntington Bancshares	223	10,492,839	4.5
5	F.N.B. Corporation	270	10,135,228	4.4
6	M&T Bank Corp.	151	8,603,725	3.7
7	FirstMerit Corp.	104	6,513,189	2.8
8	TFS Financial Corp	22	6,162,459	2.6
9	Wells Fargo & Co.	76	5,575,216	2.4
10	Dollar Bank	66	5,172,305	2.2
	Total (1-213)	3,821	232,660,382	100.0

Source: SNL Financial, deposit data as of June 30, 2012, pro-forma as of May 1, 2013, excludes custodial bank.

F.N.B. Corporation
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MSA Market Share - Proven Success, Opportunity For Growth

Established MSA Markets – Proven Success, Leading Share Position Achieved

Pittsburgh, PA MSA

Rank	Institution	Total Deposits ($ 000's)	Market Share (%)
1	PNC Financial Services Group	42,596,832	54.7
2	RBS	6,883,477	8.8
3	F.N.B. Corporation	3,524,259	4.5
4	Dollar Bank FSB	3,453,494	4.4
5	First Niagara Finl Group	2,830,934	3.6
6	Huntington Bancshares Inc.	2,526,263	3.2
7	First Commonwealth Financial	2,426,042	3.1
8	S&T Bancorp Inc.	1,684,601	2.2
9	TriState Capital Holdings Inc.	1,679,984	2.2
10	Northwest Bancshares	1,046,252	1.3

All Other FNB MSA's (excludes Pittsburgh, Baltimore, Cleveland)

Rank	Institution	Total Deposits ($ 000's)	Market Share (%)
1	PNC Financial Services Group	10,910,138	11.8
2	M&T Bank Corp.	6,599,882	7.2
3	F.N.B. Corp.	5,219,603	5.7
4	Wells Fargo & Co.	4,734,090	5.1
5	Banco Santander SA	3,854,650	4.2
6	Huntington Bancshares Inc.	3,839,197	4.2
7	Royal Bank of Scotland Group Plc	3,645,447	4.0
8	FirstMerit Corp.	3,163,562	3.4
9	Susquehanna Bancshares Inc.	2,946,878	3.2
10	JPMorgan Chase & Co.	2,481,729	2.7

Recent and Pending Expansion MSA Markets – Opportunity for Growth

Baltimore-Towson, MD MSA

Rank	Institution	Total Deposits ($ 000's)	Market Share (%)
1	Bank of America Corp.	15,836,195	24.9
2	M&T Bank Corp.	14,823,019	23.3
3	PNC Financial Services Group	6,659,451	10.5
4	Wells Fargo & Co.	5,913,121	9.3
5	BB&T Corp.	3,612,709	5.7
6	SunTrust Banks Inc.	2,084,077	3.3
7	Susquehanna Bancshares Inc.	1,188,991	1.9
8	First Mariner Bancorp	1,030,695	1.6
9	Capital One Financial Corp.	931,446	1.5
10	Fulton Financial Corp.	769,630	1.2
20	F.N.B. Corporation	343,358	0.5

Cleveland-Elyria-Mentor, OH MSA

Rank	Institution	Total Deposits ($ 000's)	Market Share (%)
1	KeyCorp	9,961,386	19.8
2	PNC Financial Services Group	5,758,463	11.5
3	TFS Financial Corp	5,628,594	11.2
4	RBS	4,420,693	8.8
5	Huntington Bancshares Inc.	4,212,182	8.4
6	Fifth Third Bancorp	3,531,385	7.0
7	FirstMerit Corp.	3,349,627	6.7
8	JPMorgan Chase & Co.	2,738,568	5.5
9	U.S. Bancorp	1,979,041	3.9
10	Dollar Bank FSB	1,662,699	3.3
14	F.N.B. Corporation	649,212	1.3

Source: SNL Financial, deposit data as of June 30, 2012, pro-forma as of June 5, 2013, excludes custodial bank (Pittsburgh MSA).
All Other MSA's represent MSA's with FNB presence excluding Pittsburgh, Cleveland and Baltimore MSA's.

F.N.B. Corporation

15

Unique #3 Position in a Major Market

Rank	MSA	Population (000's)	Top 3 Banks in MSA by Deposit Market Share #1	#2	#3
1	New York[1]	18,897	JPM	BofA	Citi
2	Los Angeles	12,829	BofA	Wells Fargo	Mitsubishi UFJ
3	Chicago	9,461	JPM	BMO	BofA
4	Dallas	6,372	BofA	JPM	Wells Fargo
5	Philadelphia	5,965	BofA	Capital One	TD
6	Houston	5,947	JPM	Wells Fargo	BofA
7	Washington	5,582	Capital One	Wells Fargo	BofA
8	Miami	5,565	Wells Fargo	BofA	Citi
9	Atlanta	5,269	SunTrust	Wells Fargo	BofA
10	Boston	4,552	BofA	RBS	Banco Santander
11	San Francisco	5,335	BofA	Wells Fargo	Citi
12	Detroit	4,296	JPM	Comerica	BofA
13	Riverside	4,225	BofA	Wells Fargo	JPM
14	Phoenix	4,193	Wells Fargo	JPM	BofA
15	Seattle	3,440	BofA	Wells Fargo	U.S. Bancorp
16	Minneapolis[1]	3,280	Wells Fargo	U.S. Bancorp	TCF
17	San Diego	3,095	Wells Fargo	Mitsubishi UFJ	BofA
18	St. Louis	2,813	U.S. Bancorp	BofA	Commerce
19	Tampa	2,783	BofA	Wells Fargo	SunTrust
20	Baltimore	2,710	BofA	M&T	PNC
21	Denver	2,543	Wells Fargo	FirstBank	U.S. Bancorp
22	**Pittsburgh[1]**	**2,356**	**PNC**	**RBS**	**F.N.B. Corporation**
23	Portland	2,226	BofA	U.S. Bancorp	Wells Fargo
24	Sacramento	2,149	Wells Fargo	BofA	U.S. Bancorp
25	San Antonio	2,143	Cullen/Frost	BofA	Wells Fargo

FNB is uniquely positioned as one of only very few community banks to hold a Top 3 deposit market rank in one of the nation's 25 largest metropolitan statistical areas.

Source: MSA population per U.S. Census Bureau 2010 data; Deposit market share per SNL Financial as of June 30, 2012, pro-forma as of May 1, 2013
(1) Excludes custodial bank

F.N.B. Corporation
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17 Pittsburgh, PA Baltimore, MD Cleveland, OH National FNB Market Entry 2005 2013 2013 FNB Pro-Forma Retail Deposit Rank #3 #20 #14 Deposits ($ millions) $96,670 $63,607 $50,279 Population (000’s) 2,371 2,739 2,084 MSA National Rank Based on Population #22 #20 #28 Median Household Income ($000’s) $46 $63 $45 $50 Unemployment Rate (April 2013) 7.1% 7.0% 6.9% 7.5% 1-Year Housing Appreciation (3Q12) 1.1% -1.1% -1.1% 0.0% Single Family Housing Permits Y-o-Y Change (April 2013) 4% 44% 24% 28% # of Businesses 59,240 65,169 52,149 Source: SNL Financial, BLS, FHFA, U.S. Census Bureau Presence in Major Markets – Economic/Demographic Indicators

Significant Commercial Prospects 18 Note: Above metrics at the MSA level. Data per U.S. Census Bureau Data per Hoover’s as of June 6, 2013 Significant Commercial Prospects Concentrated in Pittsburgh, Baltimore & Cleveland Opportunity to Leverage Core Competency and Drive Sustained Organic Growth Strong Concentration of Commercial Prospects Over 175,000 Total Businesses(1) 1,961 2,021 2,164 9,149 9,948 10,720 12,851 13,345 13,410 52,149 59,240 65,169 Youngstown MSA Scranton MSA Harrisburg MSA Cleveland MSA Pittsburgh MSA Baltimore MSA  # of Business with Revenue >$1M Total Businesses

Marcellus and Utica Shale Exposure 19 Sources: www.marcellus.psu.edu, retrieved May 3, 2013; (2) www.dnr.state.oh.us, retrieved June 5, 2013; (3) Sterne Agee June 7, 2010 and FBR Capital Markets, March 2, 2011. FNB branch map per SNL Financial Pennsylvania Ohio FNB is well-positioned in the Marcellus Shale and Utica Shale regions with a Pennsylvania footprint that closely aligns with the Marcellus Shale concentration and exposure to the Utica Shale region in Ohio. FNB has been noted by analysts as being one of the best geographically positioned banks to benefit from the Marcellus Shale.(3) Ohio Utica Shale(2) Ohio Pennsylvania FNB PA/OH Banking Locations

Marcellus and Utica Shale FNB Strategic Focus 20 Opportunity for FNB relates to potential indirect and induced economic benefits across footprint FNB Strategic Focus: Supply Chain and Consumption  Direct Effect: Oil and Gas Directly associated with the extraction, processing and delivery of the gas Drilling, extraction and support activities Indirect Effect: Supply Chain Provides goods and services to the energy industry e.g.: Iron and steel, transportation, commodity traders, heavy equipment, surveyors, utilities, rig parts, attorneys, real estate, machinery manufacturers, etc. Induced Benefit: Consumption Resulting benefit to industries and individuals from positive direct and indirect effects e.g.: Higher education, travel, housing, food and drink, entertainment, utilities, etc.

21 Acquisition Strategy Disciplined and Consistent Strategy Significant Expansion Enhanced Organic Growth Prospects

Acquisition Strategy 22 Disciplined and Consistent Acquisition Strategy Strategy Disciplined identification and focus on markets that offer potential to leverage core competencies and growth opportunities Criteria Create shareholder value Meet strategic vision Fit culturally Evaluation Targeted financial and capital recoupment hurdles Proficient and experienced due diligence team Execution Superior post-acquisition execution Execute FNB’s proven, scalable, business model Proven success assimilating FNB’s strong sales culture

Significant Acquisition-Related Expansion 23 FNB Banking Location (pro-forma) 11th bank acquisition since 2002 announced February 19, 2013 (PVFC) Third consecutive acquisition in a major MSA ANNB closed 4/6/2013 PVFC currently pending Four since 2010 Nine since 2005 Pending PVFC Acquisition Pittsburgh Hermitage State College Harrisburg Cleveland Scranton Philadelphia Erie Baltimore Baltimore MSA Pittsburgh MSA Cleveland MSA ANNB Acquisition Completed April 6, 2013 PVFC Acquisition Target Completion October 2013

Enhanced Organic Growth Prospects 24 Note: Market population and market businesses represent current metrics based on respective FNB MSA presence Data per FNB, SNL Financial and/or U.S. Census Bureau (Businesses) Acquisition-Related Expansion in Higher Growth Markets Enhances Organic Growth Opportunities In Millions FNB Branches FNB Counties of Operation FNB Markets' Population (MSA) In Millions FNB Markets' Total Businesses (MSA) 159 270 27 53 2007 2007 1Q13 Pro-Forma 1Q13 Pro-Forma 1Q13 Pro-Forma 1Q13 Pro-Forma 2007 2007 7.4 12.6 117,829 255,420

Acquisition History and Total Assets Trends Since 2007 25 2007 2008 2009 2010 2011 2012 1Q13 Pro-Forma Omega $1.8 bn CBT $0.6 bn PVSA $1.8 bn ANNB $0.4 bn IGB $0.3 bn PVFC $0.8 bn FNB Total Assets $ in Billions Note : Total assets presented on period-end basis $13.2 $12.0 $9.8 $9.0 $8.7 $8.4 $6.1 Acquisitions

26 Strong Operating Results 2010 – 2012 Highlights 1Q13 Highlights and Trends

2010-2012 - Strong Operating Results and Favorable Trends 27 2012 2011 2010 Consistent Earnings Growth(1) Net income - operating $117,835 $90,285 $68,201 Earnings per diluted share – operating $0.84 $0.72 $0.60 Profitability Performance ROTE(1) 18.77% 16.32% 14.71% ROTA(1) 1.12% 1.02% 0.87% Net interest margin 3.73% 3.79% 3.77% Efficiency ratio 57.7% 59.7% 60.7% Strong Organic Balance Sheet Growth Trends(2) Total loan growth(3) 7.0% 6.7% 5.1% Commercial loan growth(3) 9.8% 9.6% 5.7% Consumer loan growth 10.2% 6.2% 4.6% Transaction deposits and customer repo growth(4) 13.3% 5.8% 8.9% (1) Adjusted results, refer to Appendix for details; (2)Period-end organic growth results (organic reflects adjustments for balances acquired via the Parkvale and CBT acquisitions where applicable); (3) Excludes the Florida commercial portfolio; (4) Excludes time deposits

1Q13 Operating Highlights 28 Current Quarter 1Q13 Prior Quarter 4Q12 Prior Year Quarter 1Q12 Earnings(1) Net income – operating $28,767 $32,116 $26,524 Earnings per diluted share - operating $0.20 $0.23 $0.19 Profitability Performance ROTE(1) 17.46% 19.51% 17.78% ROTA(1) 1.08% 1.18% 1.04% Net interest margin 3.66% 3.66% 3.74% Efficiency ratio 59.8% 55.5% 60.4% Strong Organic Growth Balance Sheet Trends(2) Total loan growth 7.1% 6.0% 1.4% Commercial loan growth 10.8% 7.6% 3.6% Consumer loan growth 6.1% 11.7% 2.6% Transaction deposits and customer repo growth(3) 2.6% 11.9% 8.9% (1) Adjusted results, refer to Appendix for GAAP to Non-GAAP Reconciliation details; (2)Average, annualized linked quarter organic growth results (organic reflects adjustments for balances acquired via the Parkvale 1Q12); (3) Excludes time deposits

Quarterly Net Interest Margin Trends 29 Net Interest Margin Trends 4.00% 3.62% 3.56% 3.65% 3.70% 3.74% 0.04% 0.10% 0.05% 0.10% 3.66% 3.66% 3.70% 3.80% 2.00% 2.50% 3.00% 3.50% 1Q13 4Q12 3Q12 2Q12 1Q12 Core Net Interest Margin Accretable Yield

1Q13 Asset Quality Results(1) 30 $ in thousands 1Q13 4Q12 1Q12 1Q13 Highlights NPL’s+OREO/Total loans+OREO 1.59% 1.60% 2.22% Consistent, solid performance with continued favorable trends Total delinquency improved from 4Q12 and 1Q13 1Q13 Provision for loan losses $6.4 million for the originated portfolios $1.2 million for the acquired portfolios Reserve position directionally consistent with performance Allowance for loan losses to total non-performing loans continues to increase Total delinquency 1.45% 1.64% 2.03% Provision for loan losses(2) $7,541 $9,274 $6,572 Net charge-offs (NCO’s)(2) $4,213 $7,614 $5,141 NCO’s/Total average loans(2) 0.21% 0.38% 0.27% NCO’s/Total average originated loans 0.22% 0.45% 0.32% Allowance for loan losses/ Total loans 1.39% 1.38% 1.55% Allowance for loan losses/ Total non-performing loans 124.80% 123.88% 92.95% Metrics shown are originated portfolio metrics unless noted as a total portfolio metric. “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value. Total portfolio metric

Capital Position 31 Regulatory “Well-Capitalized” Regulatory “Well-Capitalized” 12.2% 10.6% 8.3% 6.1% 12.3% 10.7% 8.4% 6.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Total Risk-Based Tier One Leverage Tangible Common Equity December 31, 2012 March 31, 2013

32 Investment Thesis Long-Term Investment Thesis

Long-Term Investment Thesis - Return Focused 33 Long-Term Investment Thesis Targeted EPS Growth 5-6% Targeted Dividend Yield (Targeted Payout Ratio 60-70%) 4-6% Implied Total Shareholder Return 9-12% FNB’s long-term investment thesis reflects a commitment to efficient capital management and creating value for our shareholders

Upper Quartile Performance Presents Valuation Upside 34 Notes: Data per SNL Financial and FNB. Year-to-date performance represents 1Q13. Relative valuation metrics and total return as of June 5, 2013. FNB ROTCE represents operating ROTCE – refer to Supplemental Information. Assets ($ billions) ROTCE (%) Efficiency Ratio (%) Net Charge- Offs (%) Net Interest Margin (%) Price/TBV (x) Price/ 2014E EPS (x) Dividend Yield (%) Total Return 3 Yr (%) Peer Median Results Regional Peer Group $16.1 11.24 62.5 0.37 3.32 1.60x 13.74x 2.36 29.44 Top 100 Banks/Thrifts Based on Asset Size $13.1 11.58 62.2 0.27 3.45 1.60x 13.25x 2.38 30.90 Top 100 Trading at > 2.0x Tangible Book $12.8 14.35 55.7 0.21 3.66 2.20x 13.13x 2.94 51.60 F.N.B. Corporation $12.0 17.46 59.8 0.21 3.66 2.24x 12.46x 4.28 61.44 1Q13 Performance Relative Valuation/Total Return

Deliver Consistent Operating Results 35 FNB = 80% Percentile FNB = 96% Percentile Data per FNB and/or SNL Financial Refer to Supplemental Information for peer listing FNB’s ability to deliver consistent operating results exceeds peer results 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% Regional Peer Median FNB ROAA Volatility 0.000% 0.005% 0.010% 0.015% 0.020% 0.025% 0.030% 0.035% 0.040% 0.045% 0.050% Regional Peer Median FNB Revenue/Avg Assets Volatility

Consistent Price/TBV Trends (1) Market data per SNL Financial as of June 5, 2013. Refer to Supplemental Information for regional peer listing. Top 100 represents the top 100 U.S. banks and thrifts by total assets as of 3/31/2013 36 FNB consistently trades at a premium to peers on price to tangible book value per share(1) Price/Tangible Book Value 0.00 0.50 1.00 1.50 2.00 2.50 3.00 FNB Regional Peers Top 100

ROATE and P/TBV Correlation Where a bank trades relative to tangible book value is highly correlated with its projected return on tangible capital Source: SNL Financial as of 6/5/2013; Note: Data set above includes FNB’s regional peer group; (1) R-squared represents the percentage of the variation in price to tangible book value (P/TBV) that can be explained by variation in 2014E projected return on average tangible equity (ROATE); (2) Based on consensus mean estimates for FY2014. 37

38 Supplemental Information

39 Supplemental Information Index Diversified Loan Portfolio Deposits and Customer Repurchase Agreements Investment Portfolio Loan Risk Profile Regency Finance Company Profile Regional Peer Group Listing GAAP to Non-GAAP Reconciliation First Quarter 2013 Earnings Release (April 23, 2013)

Diversified Loan Portfolio 40 Note: Balance, CAGR and % of Portfolio based on period-end balances 3/31/2013 CAGR % of Portfolio ($ in millions) Balance 12/08-3/13 12/31/08 3/31/2013 C&I $1,711 13.2% 16% 21% CRE: Non-Owner Occupied 1,349 8.3% 17% 16% CRE: Owner Occupied 1,274 3.8% 16% 15% Commercial Leases 132 21.4% 1% 2% Total Commercial $4,466 8.9% 50% 54% Consumer Home Equity 1,774 9.4% 21% 22% Residential Mortgage 1,027 16.5% 10% 12% Indirect 561 2.6% 9% 7% Other 158 2.6% 3% 2% Regency 168 1.3% 2% 2% Florida 55 -25.7% 5% 1% Total Loan Portfolio $8,209 8.1% 100% 100% Well diversified portfolio Strong growth results driven by commercial loan growth $8.2 Billion Loan Portfolio March 31, 2013 C&I + Owner Occupied CRE = 36% of Total Loan Portfolio Commercial & Industrial 21% Consumer Home Equity 22% Residential Mortgage 12% Indirect 7% Other 2% Regency 2% Florida 1% Commercial Leases 2% CRE: Non- Owner Occupied 16% CRE: Owner Occupied 15%

Deposits and Customer Repurchase Agreements 41 Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2008 through March 31, 2013 3/31/2013 CAGR Mix % ($ in millions) Balance 12/08-3/13 12/31/08 3/31/2013 Savings, NOW, MMDA $4,715 12.9% 44% 47% Time Deposits 2,443 1.2% 36% 25% Non-Interest Bearing 1,793 17.0% 14% 18% Customer Repos 1,000 23.0% 6% 10% Total Deposits and Customer Repo Agreements $9,952 10.7% 100% 100% Transaction Deposits(1) and Customer Repo Agreements $7,508 15.0% 64% 75% Loans to Deposits and Customer Repo Agreements Ratio = 82% March 31, 2013 New client acquisition and relationship-based focus reflected in favorable deposit mix 15.0% average growth for transaction deposits and customer repo agreements(2) 75% of total deposits and customer repo agreements are transaction-based deposits(1) $10.0 Billion Deposits and Customer Repo Agreements March 31, 2013 Non-Interest Bearing 18% Customer Repos 10% Time Deposits 25%

% Ratings ($ in millions(1)) Portfolio Investment % Agency MBS $927 40% AAA 100% Highly Rated $2.3 Billion Investment Portfolio March 31, 2013 94% of total portfolio rated AA or better, 98% rated A or better Relatively low duration of 2.8 Municipal bond portfolio Highly rated with an average rating of AA and 99% of the portfolio rated A or better General obligation bonds = 99.5% of portfolio 77.1% from municipalities located throughout Pennsylvania CMO Agency 725 32% AAA 100% Agency Senior Notes 398 17% AAA 100% Municipals 163 7% AAA AA A BBB 3% 47% 49% 1% Trust Preferred(2) 31 1% A BBB BB B CCC C 2% 5% 14% 16% 8% 55% Short Term 15 1% AAA 100% CMO Private Label 12 1% AA A BBB BB 23% 17% 29% 31% Corporate 15 1% A BBB 70% 30% Bank Stocks 2 - Non-Rated Commercial MBS 1 - AAA 100% US Treasury 1 - AAA 100% Total Investment Portfolio $2,289 100% Investment Portfolio 42 (1) Amounts reflect GAAP; (2) Original cost of $ 105 million, adjusted cost of $44 million, fair value of $31 million 2% AAA, 90.5% AA, 3.5% A, 4.0% BBB,BB,B CCC,CC,C Non-Rated 2%

43 Loan Risk Profile (1) Originated portfolio metric $ in millions Balance 3/31/2013 % of Loans NPL's/Loans(1) Net Charge- Offs/Loans(1) Total Past Due/Loans(1) Commercial and Industrial $1,710,798 20.8% 0.61% -0.03% 0.77% CRE: Non-Owner Occupied 1,349,235 16.4% 1.16% 0.52% 1.45% CRE: Owner Occupied 1,273,851 15.5% 1.79% 0.14% 2.13% Home Equity and Other Consumer 1,902,167 23.2% 0.54% 0.20% 0.84% Residential Mortgage 1,026,509 12.5% 1.21% 0.05% 2.29% Indirect Consumer 560,594 6.8% 0.18% 0.39% 0.95% Regency Finance 167,586 2.0% 4.01% 4.01% 3.20% Commercial Leases 131,501 1.6% 0.50% -0.02% 1.59% Florida 55,438 0.7% 21.21% -7.27% 21.21% Other 31,608 0.4% 0.00% 1.22% 0.12% Total $8,209,286 100.0% 1.11% 0.22% 1.45%

Conservatively run consumer finance business with over 80 years of consumer lending experience Good credit quality: Year-to-date net charge-offs to average loans of 3.95% Strong returns: 1Q13 : ROA 3.86%, ROE 42.52%, ROTE 47.87% Regency Finance Company Profile Tennessee Ohio Pennsylvania Kentucky 44 71 Locations Spanning Four States Regency Finance Company $168 Million Loan Portfolio 86% of Real Estate Loans are First Mortgages 58.7% 27.6% 13.7% 27.6

Regional Peer Group Listing 45 Ticker Institution Ticker Institution ASBC Associated Bancorp ONB Old National Bancorp AF Astoria Financial Corporation PVTB Private Bancorp, Inc. CBSH Commerce Bancshares, Inc. SUSQ Susquehanna Bancshares, Inc. FMER First Merit Corp. UMBF UMB Financial Corp. FULT Fulton Financial Corporation VLY Valley National Bancorp MBFI MB Financial, Inc WBS Webster Financial Corporation NPBC National Penn Bancshares, Inc. WTFC Wintrust Financial Corporation

GAAP to Non-GAAP Reconciliation

Operating: Earnings, Return on Avg Tangible Equity, Return on Avg Tangible Assets

	For the Quarter Ended			Year Ended December 31,		
	March 31, 2013	December 31, 2012	March 31, 2012	2012	2011	2010
Operating net income						
Net income	$28,538	$28,955	$21,582	$110,410	$87,047	$74,652
Add: Merger and severance costs, net of tax	229	(3)	4,943	5,203	3,238	402
Add: Litigation settlement accrual, net of tax	-	1,950		1,950		
Add: Branch consolidation costs, net of tax	-	1,214		1,214		
Less: Gain on sale of building, net of tax				942		
Less: One-time pension expense credit, net of tax						6,853
Operating net income	$28,767	$32,116	$26,524	$117,835	$90,285	$68,201
Operating diluted earnings per share						
Diluted earnings per share	$0.20	$0.21	$0.15	$0.79	$0.70	$0.65
Add: Merger and severance costs, net of tax	0.00	(0.00)	0.04	0.04	0.03	0.00
Add: Litigation settlement accrual, net of tax	-	0.01	-	0.01	-	-
Add: Branch consolidation costs, net of tax	-	0.01	-	0.01	-	-
Less: Gain on sale of building				0.01	-	-
Less: One-time pension expense credit	-	-	-	-	-	0.06
Operating diluted earnings per share	$0.20	$0.23	$0.19	$0.84	$0.72	$0.60
Operating return on average tangible equity						
Operating net income (annualized)	$116,668	$127,762	$106,681	$117,835	$90,285	$68,201
Amortization of intangibles, net of tax (annualized)	5,237	5,800	5,964	5,938	4,698	4,364
	$121,904	$133,562	$112,645	$123,773	$94,983	$72,565
Average shareholders' equity	$1,410,827	$1,400,429	$1,352,569	$1,376,493	$1,181,941	$1,057,732
Less: Average intangible assets	712,466	715,962	719,195	717,031	599,851	564,448
Average tangible equity	$698,361	$684,467	$633,375	$659,462	$582,090	$493,284
Operating return on average tangible equity	17.46%	19.51%	17.78%	18.77%	16.32%	14.71%
Operating return on average tangible assets						
Operating net income (annualized)	$116,668	$127,762	$106,681	$117,835	$90,285	$68,201
Amortization of intangibles, net of tax (annualized)	5,237	5,800	5,964	5,938	4,698	4,364
	$121,904	$133,562	$112,645	$123,773	$94,983	$72,565
Average total assets	$12,004,759	$11,988,283	$11,563,665	$11,782,821	$9,871,164	$8,906,734
Less: Average intangible assets	712,466	715,962	719,195	717,031	599,851	564,448
Average tangible assets	$ 11,292,292	$ 11,272,320	$ 10,844,470	$ 11,065,790	$ 9,271,313	$ 8,342,286
Operating return on average tangible assets	1.08%	1.18%	1.04%	1.12%	1.02%	0.87%

F.N.B. Corporation

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